POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE AlphaMark Investment Trust, an Ohio business trust, (hereinafter referred to as the "Trust"), intends to periodically file amendments to its registration statement with the SEC under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Simon H. Berry, Benjamin V. Mollozzi, Cassandra W. Borchers, JoAnn M. Strasser, Michael V. Wible, and Andrew J. Davalla as attorneys for him and in his name, place and stead, and in his capacity as a Trust, to execute and file the Trust’s Registration Statement on Form N-1A, and any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July 2018.

/s/John W. Hopper
John W. Hopper, Jr.
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE AlphaMark Investment Trust, an Ohio business trust, (hereinafter referred to as the "Trust"), intends to periodically file amendments to its registration statement with the SEC under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Simon H. Berry, Benjamin V. Mollozzi, Cassandra W. Borchers, JoAnn M. Strasser, Michael V. Wible, and Andrew J. Davalla as attorneys for him and in his name, place and stead, and in his capacity as Trustee of the Trust, to execute and file the Trust’s Registration Statement on Form N-1A, and any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July 2018.

/s/Brian Brockoff
T. Brian Brockhoff
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE AlphaMark Investment Trust, an Ohio business trust, (hereinafter referred to as the "Trust"), intends to periodically file amendments to its registration statement with the SEC under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Simon H. Berry, Benjamin V. Mollozzi, Cassandra W. Borchers, JoAnn M. Strasser, Michael V. Wible, and Andrew J. Davalla as attorneys for him and in his name, place and stead, and in his capacity as President (Chief Executive Officer) and Trustees of the Trust, to execute and file the Trust’s Registration Statement on Form N-1A, and any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of July 2018.

/s/Michael L. Simon
Michael L. Simon
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the ALPHAMARK INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned as President of the Trust hereby constitutes and appoints SIMON H. BERRY, BENJAMIN V. MOLLOZZI, CASSANDRA W. BORCHERS, JOANN M. STRASSER, MICHAEL V. WIBLE, AND ANDREW J. DAVALLA, its attorneys for it and in its name, place and stead to execute and file any Amendment or Amendments to the Trust's Registration Statement on Form N-1A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 27th day of July 2018.

ATTEST:		ALPHAMARK INVESTMENT TRUST:

By:	/s/Benjamin V. Mollozzi	By:	/s/Michael L. Simon
	Benjamin V. Mollozzi, Secretary		Michael L. Simon, President